{A17/04114/0107/W1712050.1 } NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER. LOAN MODIFICATION AGREEMENT THIS LOAN MODIFICATION AGREEMENT (this “Modification”) is entered into effective March 14, 2021 (the “Effective Date”), by and between SOUTHSIDE BANK, a Texas state bank ("Lender") and HARTMAN RICHARDSON TECH CENTER, LLC, a Texas limited liability company ("Borrower"). WHEREAS, Borrower and Lender entered into a Loan Agreement dated effective March 14, 2018 (the “Loan Agreement”) respecting a loan in the maximum principal amount of THREE MILLION FIVE HUNDRED SEVENTY THOUSAND US DOLLARS ($3,570,000.00); and WHEREAS, the Loan is evidenced by a Promissory Note dated March 14, 2018 (the “Note”) in the principal face amount of $3,570,000.00; and WHEREAS, Borrower desires to extend the Original Maturity Date of the Note pursuant to Section 5(A) of the Loan Agreement; and WHEREAS, Borrower and Lender now desire to amend the Loan Documents as hereinafter set forth. NOW, THEREFORE, Borrower and Lender hereby represent, stipulate, covenant and agree as follows: 1. Amendment to Payment Terms. The paragraph of the Note entitled “Terms of Payment” is amended and restated as follows: “Terms of Payment. Principal and interest shall be due and payable in equal monthly installments in the amount of $12,344.44 each (based on a 25 year amortization) payable on the fourteenthday of each month beginning April 14, 2021 and continuing regularly thereafter UNTIL MARCH 14, 2022 (THE “FINAL MATURITY DATE”), WHEN ALL PRINCIPAL AND ALL ACCRUED INTEREST REMAINING UNPAID SHALL THEN BE DUE AND PAYABLE IN FULL, AND LENDER SHALL HAVE NO OBLIGATION TO RENEW THIS NOTE OR TO EXTEND THE FINAL MATURITY DATE (EXCEPT FOR ANY EXTENSION OF THE FINAL MATURITY DATE THAT IS EXPRESSLY PERMITTED UNDER SECTION 5(B) OF THE LOAN AGREEMENT; AND IF THE FINAL MATURITY DATE IS SO

{A17/04114/0107/W1712050.1 }2 EXTENDED, THEN PRINCIPAL AND INTEREST SHALL BE PAYABLE IN MONTHLY INSTALLMENTS AS THEREIN PROVIDED UNITL THE FINAL EXTENDED MATURITY DATE, WHEN ALL PRINCIPAL AND ALL ACCRUED INTEREST REMAINING UNPAID SHALL THEN BE DUE AND PAYABLE IN FULL AS PROVIDED IN SECTION 5(B) OF THE LOAN AGREEMENT). Provided, Lender may adjustment the amount of the monthly installments to preserve the original amortization notwithstanding changes in the Stated Rate. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable. All payments made on this Note shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal, and then to any unpaid fees or charges. Any monthly installment that is not paid within ten days after the due date shall be subject to a one-time late fee in an amount equal to 5% of the past due amount, which fee shall be due and payable only upon demand by Lender; provided, however, with respect to the first time only that a monthly installment is not paid within ten days after the due date, Lender agrees to waive the late fee if the payment is received within five days after Lender gives Maker written notice that such installment is past due.” 2. Amendment to Definitions. The following definitions in the Note are hereby amended and restated as follows: “The term “Floating Rate Index” as used in this Note means a floating interest rate equal to the US Prime Rate as published by the Wall Street Journal from time to time (or a comparable rate selected by Lender if The Wall Street Journal ceases to publish such rate). The initial Floating Index Rate is 3.25%, provided, the Floating Index Rate shall be adjusted on the 14th day of each month (commencing on April 14, 2021) to the then current US Prime Rate as published by The Wall Street Journal on the last business day preceding such date.” “The term “Stated Rate” as used in this Note means a floating annual interest rate equal to the greater of (i) the Floating Rate Index, or (ii) 2.75%.” 3. Loan Balance. Borrower and Lender stipulate and agree that, as of the Effective Date, the outstanding unpaid principal balance of the Note is $2,520,000.00. 4. Collateral. The Note, as amended hereby, remains secured by all Collateral, including without limitation, the Property and the Deed of Trust, Security Agreement and Assignment of Rents dated March 14, 2018, recorded as Document No. 201800069138 in the Official Public Records of Dallas County, Texas, covering the land described on Exhibit “A” attached hereto and the other “Mortgaged Property” as therein defined. 5. Payment of Accrued Interest, Fees and Expenses. Contemporaneous with signing of the Modification, Borrower shall pay to Lender all unpaid accrued interest through the Effective Date and an extension fee in the amount of $6,300.00. Upon demand by Lender, Borrower shall promptly pay, or reimburse Lender for, all reasonable legal fees and any

{A17/04114/0107/W1712050.1 }3 other expenses incurred by Lender in connection with this Modification, and failure of Borrower to do so shall constitute a Default. 6. Representations. Borrower represents and warrants to Lender that each of the representations and warranties set forth in the Loan Agreement are true and correct as of the date of this Modification, as if made on the date of this Modification, except for any representations that are specifically limited to a specified date or time period prior to the date of this Modification. 7. No Default. Borrower represents and warrants to Lender that no Default or Potential Default exists under the terms of the Loan Agreement. 8. Ratification and Release. Borrower hereby (i) ratifies, adopts and reaffirms each of the terms and provisions of the Loan Agreement, the Note, and the other Loan Documents, subject only to the modifications contained herein; (ii) agrees that no provisions of the Loan Documents have been waived; (iii) releases all claims and causes of action that Borrower has, or may have, against Lender; and (iv) waives and releases any defenses to enforcement of the Loan Documents. In the event of any conflict between the terms of this Modification and terms of the other Loan Documents, this Modification shall govern and control. 9. Defined Terms. Unless otherwise expressly provided herein, terms defined in the Loan Agreement shall have the same meaning when used in this Modification. 10. Counterparts and Signatures. This Modification may be signed in multiple counterparts, all of which take together shall constitute a single document. 11. Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. (End of Page – Signature Pages and Exhibit “A” Follow)

{A17/04114/0107/W1712050.1 }6 EXHIBIT “A” (Legal Description)